SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): February 27, 1997
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                                                   (February 27, 1997)
                                                   -------------------

                       Ames Department Stores, Inc.
                ------------------------------------------
            (Exact Name of Registrant As Specified In Charter)


                                Delaware
      --------------------------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)


              1-5380                               04-2269444
    ---------------------------             -----------------------
      (Commission File Number)        (IRS Employer Identification No.)


    2418 Main Street; Rocky Hill, Connecticut          06067-0801
    ------------------------------------------       --------------
     (Address Of Principal Executive Offices)          (Zip Code)


                               (860) 257-2000
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           (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
 ---------------------------------------------------------------------
    (Former Name Or Former Address, If Changed Since Last Report)


                          Exhibit Index on Page 3

ITEM 5: OTHER EVENTS
       ------------------------

       Beginning on February 27, 1997, Ames Department Stores, Inc.
       (the "Company") will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its financial plan (referred to herein as the "Plan") for the fiscal year ending January 31, 1998 ("Fiscal 1997"). The Plan is attached hereto as
       Exhibit 20 and is incorporated by reference herein.

       The Company is distributing the Plan to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The Plan SHOULD NOT BE RELIED UPON FOR ANY
       OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K to be filed in April, 1997 for the fiscal year ended January 25, 1997 ("Fiscal 1996"). The Plan is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly reporting the Plan and currently expects to continue reporting its monthly results during Fiscal 1997, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update the Plan to reflect subsequent events or developments.

       The Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, the Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Plan.

       CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION
       FOR PURPOSES OF "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

       When used in this Form 8-K, in any future filings by the Company with the Securities and Exchange Commission, in the Company's press releases and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "projected," "projections," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        -----------------------------------------
        INFORMATION AND EXHIBITS
        -------------------------

        Exhibit:    20                Fiscal 1997 Summary Financial Plan

                         INDEX TO EXHIBITS


 Exhibit No.                 Exhibit                     	 Page No.


  	  20           Fiscal 1997 Summary Financial Plan           5




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                                 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           AMES DEPARTMENT STORES, INC.
                                           ----------------------------
                                                       Registrant




Dated:  February 25, 1997   	             By: /s/ Joseph R. Ettore
                                              -----------------------
                                     	        Joseph R. Ettore
                                    	         President, Director, and
                                     	        Chief Executive Officer



Dated:  February 25, 1997    	             By: /s/ John F. Burtelow
                                               -----------------------
                                            		 John F. Burtelow
                                               Executive Vice President,
                                            		 Chief Financial Officer



Dated:  February 25, 1997                  By: /s/ Gregory D. Lambert
                                     	         -----------------------
                                            		 Gregory D. Lambert
                                            		 Senior Vice President,
                                           	 	 Finance